SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported)          March 23, 2004
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                               VITAL LIVING, INC.
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               (Exact Name of Registrant as Specified in Charter)



              Nevada                    000-33211              88-0485596
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(State or Other Jurisdiction           (Commission           (IRS Employer
    of Incorporation)                  File Number)         Identification No.)




5080 North 40th Street, Suite #105, Phoenix, Arizona             85018
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(Address of Principal Executive Offices)                       (Zip Code)



Registrant's telephone number, including area code    (602) 952-9909
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                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

     Effective March 23, 2004, Robert J. Eide resigned from the board of directors of Vital Living, Inc. ("Company"). The Company has appointed Elliott
R. Speiser to replace Mr. Eide on the Company's board. Mr. Speiser has been appointed as Chairman of the Company's Audit Committee.

     Mr. Speiser has spent the past 8 years practicing law in California, most recently as the managing partner of Elliott R. Speiser & Associates, a law firm he founded in October 2001. Prior to practicing law, Mr. Speiser served as a senior tax consultant to Coopers & Lybrand, LLP as well as Price Waterhouse, LLP. Mr. Speiser received a B.S. from the California State University at Los Angeles and a J.D. from Western State University College of Law. Mr. Speiser is also a Certified Public Accountant.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              VITAL LIVING, INC.



                                         By:  /s/ Marcus Feder
                                              -----------------------------
                                              Marcus Feder
                                              Chief Financial Officer


Date:  March 24, 2004